UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): May 6, 2009


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: The information in Exhibit 99 has been revised to correct errors in the exhibit filed May 4, 2009 that reported the earnings per common share for the quarter ended March 31, 2009 as $0.09 when they should have been reported as $0.08.


Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

First Quarter Earnings

     Please see Exhibit 99 for the Registrant's 2009 first quarter earnings release and letter to shareholders.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99 - Registrant's 2009 First Quarter Earnings Release and letter to shareholders.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: May 6, 2009               By: /s/ J. B. Garrett
                                    --------------------------------------------
                                    J. B. Garrett
                                    Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit 99 Registrant's 2009 First Quarter Earnings Release and letter to shareholders.